Investor Presentation | Second Quarter 2025 Investor Presentation Second Quarter 2025 Richard P. Smith, President & Chief Executive Officer Daniel K. Bailey, EVP & Chief Banking Officer John S. Fleshood, EVP & Chief Operating Officer Peter G. Wiese, EVP & Chief Financial Officer Exhibit 99.2

Investor Presentation | Second Quarter 20252 Safe Harbor Statement The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on us. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: macroeconomic, geopolitical, and other challenges and uncertainties, including those related to actual or potential policies and actions from the new U.S. administration, such as tariffs, and reciprocal actions by other countries or regions, significant volatility and disruptions in financial markets, a resurgence of inflation, increases in unemployment rates, increases in interest rates and slowing economic growth or recession in the U.S. and other countries or regions; the impact of any future federal government shutdown and uncertainty regarding the federal government’s debt limit; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions or adverse regulatory findings affecting our ability to successfully market and price our products to consumers; adverse developments in the financial services industry generally such as bank failures and any related impact on depositor behavior or investor sentiment; the impacts of international hostilities, wars, terrorism or geopolitical events; risks related to the sufficiency of liquidity, including our ability to attract and maintain deposits; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events and their effects on our customers and the economic and business environments in which we operate; current and future economic and market conditions of the local economies in which we conduct operations; declines in housing and commercial real estate prices and changes in the financial performance and/or condition of our borrowers; the market value of our investment securities and possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the volatility of the stock market and its impact on our stock price and our ability to conduct acquisitions; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the ability to execute our business plan in new markets; our future operating or financial performance, including our outlook for future growth; changes in the level and direction of our nonperforming assets and charge-offs and the appropriateness of the allowance for credit losses; the effectiveness of us managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the impact of the 2023 cyber security ransomware incident, including the pending litigation, on our operations and reputation; the vulnerability of our operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom we contract, and our customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the emergence or continuation of widespread health emergencies or pandemics; potential judgments, orders, settlements, penalties, fines and reputational damage resulting from pending or future litigation and regulatory investigations, proceedings and enforcement actions; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” Section of TriCo’s Annual Report on Form 10-K for the year ended December 31, 2024, Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Presentation | Second Quarter 20253 Executive Team Greg Gehlmann SVP General Counsel Craig Carney EVP Chief Credit Officer Rick Smith President & Chief Executive Officer Dan Bailey EVP Chief Banking Officer John Fleshood EVP Chief Operating Officer Angela Rudd SVP Chief Risk Officer Jason Levingston SVP Chief Information Officer Peter Wiese EVP Chief Financial Officer Bret Funderburgh SVP Deputy Chief Credit Officer Scott Robertson SVP Head of Community Banking Scott Myers SVP Head of Wholesale Banking

Investor Presentation | Second Quarter 20254 Select Recent Awards S&P Global Market Intelligence Top Community Bank with $3 billion to $10 billion in assets 2022, 2023 Grass Valley Union Best of Nevada County Awarded annually 2011-2023 Forbes Magazine America’s Best Banks 2024, 2025 Sacramento Business Journal Best Places to Work 2024, 2025 Sacramento Rainbow Chamber of Commerce Corporate Advocate of the Year 2024 California Farmworker Foundation Corporate Partner of the Year 2024 Chico Enterprise Record Readers’ Choice Best Bank Awarded annually 2019-2024 Gustine Press-Standard Best Bank 2023 Style Magazine Reader's Choice – Roseville, Granite Bay & Rocklin Awarded annually 2011-2024 California Black Chamber of Commerce Top Partner Award 2023 Chico News & Review Best Bank Awarded annually 2008- 2019, then 2022, 2023, 2024 Record Searchlight Best Bank in the North State 2015, 2016, 2018, 2022, 2023 Cen Cal Business Finance Group SBA-504 Lender of the Year 2023

Investor Presentation | Second Quarter 20255 Most Recent Quarter Highlights  Pre-tax pre-provision ROAA and ROAE were 1.74% and 13.38%, respectively, for the quarter ended June 30, 2025, and 1.63% and 13.59%, respectively, for the same quarter in the prior year.  Our efficiency ratio was 59.0% for the quarter ended June 30, 2025, compared to 60.4% for the trailing quarter end and 59.6% for the quarter ended June 30, 2024. Operating Leverage and Profitability  Net interest income (FTE) grew 4.80% or $4.0 million to $86.8 million compared to $82.8 million in the trailing quarter and by 5.50% or $4.5 million compared to $82.3 million in the same quarter of the prior year.  Net interest margin (FTE) of 3.88% compared favorably to both 3.73% in the prior quarter and 3.68% from the quarter ended June 30, 2024.  Average yield on earning assets (FTE) of 5.21% was an increase of 6 basis points over the 5.15% in the quarter ended March 31, 2025, but slightly lower than the 5.24% in the quarter ended June 30, 2024.  Cost of interest-bearing liabilities for the quarter was 2.05%, or a 13 basis points decrease from 2.18% in the trailing quarter, and a 34 basis points decrease from the 2.39% for the quarter ended June 30, 2024.  The Company’s average cost of total deposits of 1.37% decreased 6 basis points from the trailing quarter. Net Interest Income and Margin  Loan balances increased $138.2 million or 8.1% (annualized) from the trailing quarter  Deposit balances increased $170.5 million or 8.3% (annualized) from the trailing quarter  Loan to deposit ratio was stable at 83.1% for the current and trailing quarter  Average other borrowings decreased by $66.8 million to $22.7 million as compared to the trailing quarter; while on balance sheet liquidity increased slightly to $314.3 million as of June 30, 2025. Balance Sheet Management  Readily available and unused funding sources total approximately $4.3 billion and represent 51% of total deposits and 153% of total estimated uninsured deposits.  No reliance on brokered deposits or FRB borrowing facilities during 2025 or 2024 Liquidity  The allowance for credit losses to total loans was 1.79% at June 30, 2025 compared to 1.85% at December 31, 2024, as the volume of total criticized loans decreased to 3.0% of total loans as compared to 3.5% in the prior quarter.  TCBK has a long history of proactive conservative risk grading and current reserve levels represent significant risk absorption capacity. We believe that sufficient coverage has been created for a potentially volatile and protracted credit environment. Past due and non-performing loan levels remain substantially below peer averages. Credit Quality  Average non-interest-bearing deposits comprised 30.6% of average total deposits for the quarter.  Approximately a 50/50 split between consumer and business deposit dollars reflects a diversified client base.Diverse Deposit Base  All regulatory capital ratios remain well above required thresholds  Maintained the quarterly dividend of $0.33  Nearly 360,000 shares remain authorized for repurchase with 380,000 shares repurchased during the quarter  Tangible capital ratio of 10.0% at June 30, 2025, an increase from 9.1% at June 30, 2024 Capital Strategies

Investor Presentation | Second Quarter 20256 Company Overview Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $40.49 Market Cap.: $1.32 Billion Asset Size: $9.92 Billion Loans: $6.96 Billion Deposits: $8.38 Billion Bank Branches: 68 ATMs: 84 Bank ATMs, with access to ~ 40,000 in network Market Area: TriCo currently serves 31 counties throughout California * As of close of business June 30, 2025

Investor Presentation | Second Quarter 20257 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 PPNR ($MM) $30.6 $31.9 $37.3 $40.9 $38.9 $37.5 $39.6 $36.6 $45.2 $55.3 $55.3 $53.2 $43.1 $46.2 $42.4 $42.0 $39.5 $39.6 $40.6 $39.0 $42.5 Net Income ($MM) $7.4 $17.6 $23.6 $33.6 $28.4 $27.4 $28.2 $20.4 $31.4 $37.3 $36.3 $35.8 $24.9 $30.6 $26.1 $27.7 $29.0 $29.1 $29.0 $26.4 $27.5 Qtrly Diluted EPS $0.25 $0.59 $0.79 $1.13 $0.95 $0.92 $0.94 $0.67 $0.93 $1.12 $1.09 $1.07 $0.75 $0.92 $0.78 $0.83 $0.87 $0.88 $0.88 $0.80 $0.84 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $0 $10 $20 $30 $40 $50 $60 Q tr ly E P S ( d ilu te d ) E a rn in g s (in M ill io n s) Consistent Earnings Track Record March 2022 Acquired Valley Republic Bancorp ($1.4B assets) 2020 Elevated ACL Provisioning Associated with COVID Related Risks

Investor Presentation | Second Quarter 20258 27% 41% 25% 29% 34% 38% 40% 2019 2020 2021 2022 2023 2024 2025 $0.74 $0.53 $1.13 $0.67 $1.07 $0.83 $0.80 $0.75 $0.25 $0.95 $0.93 $0.75 $0.87 $0.84 $0.76 $0.59 $0.92 $1.12 $0.92 $0.88 $0.79 $0.94 $1.09 $0.78 $0.88 $3.00 $2.16 $3.94 $3.83 $3.52 $3.46 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2019 2020 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 10.49% 7.18% 12.10% 11.67% 10.65% 9.57% 8.61% 2019 2020 2021 2022 2023 2024 2025 $0.19 $0.22 $0.25 $0.25 $0.30 $0.33 $0.33 $0.19 $0.22 $0.25 $0.25 $0.30 $0.33 $0.33 $0.22 $0.22 $0.25 $0.30 $0.30 $0.33 $0.22 $0.22 $0.25 $0.30 $0.30 $0.33 $0.82 $0.88 $1.00 $1.10 $1.20 $1.32 $1.32 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2019 2020 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 Shareholder Returns Dividends per Share: 10% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS *Compound Annual Growth Rate, 10 years 2025 values through the six months ended 6/30/2025, annualized where applicable

Investor Presentation | Second Quarter 2025 Deposits 9

Investor Presentation | Second Quarter 202510 Liability Mix: Strength in Funding Total Deposits = $8.38 billion 97.7% of Funding Liabilities Liability Mix 6/30/2025  Peer group consists of 99 closest peers in terms of total deposits, range $5.1 to 11.1 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits Non Interest- bearing Demand Deposits, 29.6% Interest-bearing Demand & Savings Deposits, 54.4% Time Deposits, 12.8% Borrowings & Subordinated Debt, 2.2% Other liabilities, 1.9% 69 .1 72 .1 76 .5 79 .5 80 .4 84 .0 87 .7 87 .7 86 .6 86 .5 87 .2 86 .5 86 .5 0 20 40 60 80 100 120 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 Loans to Core Deposits (%) TCBK Peers 4 1 .2 4 2 .5 4 2 .0 4 0 .3 3 8 .0 3 5 .7 3 4 .8 3 2 .6 3 1 .8 3 1 .7 3 1 .5 3 0 .9 3 0 .6 0 10 20 30 40 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers

Investor Presentation | Second Quarter 202511 $327 $304 $224 $346 $492 $588 $697 $972 $1,035 $1,091 $1,123 $1,110 $1,111 $4,825 $4,674 $4,603 $4,443 $4,530 $4,564 $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 $4,705 $3,604 $3,678 $3,502 $3,237 $3,073 $2,858 $2,723 $2,600 $2,557 $2,548 $2,549 $2,539 $2,560 $8,757 $8,656 $8,329 $8,026 $8,095 $8,010 $7,834 $7,988 $8,050 $8,037 $8,088 $8,205 $8,376 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 15.2% as % of Total Accounts, 84.8% Deposits: Strength in Cost of Funds Mix of Demand & Savings 51.4% as a % of Total Balances, 48.6%

Investor Presentation | Second Quarter 202512 $786 $139 $126 $24 3.62% 3.34% 3.19% 1.84% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $100 $200 $300 $400 $500 $600 $700 <3 Months 3-6 Months 6-12 Months >12 Months Current Balance Wtd Avg Rate Deposits: CD Balance and Maturity Composition * Note: Excludes CDARS; $35MM balance at 6/30/2025 * CD special as of June 30, 2025, subject to change CD Growth Balances in $ millions, balances and Wtd Avg Rates are as of period end CD Maturities $426 $530 $630 $904 $979 $1,041 $1,074 $1,063 $1,075 2.76% 3.22% 3.63% 4.15% 4.31% 4.26% 4.05% 3.69% 3.49% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Current Balance Weighted Average Rate

Investor Presentation | Second Quarter 202513 1.55% 1.66% 1.66% 1.51% 1.50% 1.60% 1.46% 1.67% 1.74% 1.65% 1.64% 1.60% Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 WAR QTD Cost $1,277 $1,127 $1,037 $1,213 $51 <=0.01% 0.01% - 2.0% 2.0% - 3.0% 3.0% - 4.0% >4.0% Deposits: Interest Bearing Demand and Savings Interest Bearing Demand and Savings Balances in $ millions, balances and Wtd Avg Rates are as of period end $4,530 $4,564 $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 $4,705 1.02% 1.25% 1.37% 1.55% 1.66% 1.66% 1.51% 1.50% 1.60% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Current Balance Weighted Average Last Accrual Rate Int-Bearing Demand & Savings by Wtd Avg Rate

Investor Presentation | Second Quarter 2025 Loans and Credit Quality 1414

Investor Presentation | Second Quarter 202515 $2,523 $2,760 $3,015 $4,022 $4,307 $4,763 $4,917 $6,450 $6,795 $6,769 $6,743 $6,686 $6,769 $6,823 $6,961 5.52% 5.32% 5.16% 5.24% 5.44% 5.02% 4.97% 4.86% 5.44% 5.79% 5.82% 5.83% 5.78% 5.71% 5.76% 3.00% 4.00% 5.00% 6.00% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Total Loans Loan Yield Loan Portfolio and Yield Trailing 10 years Trailing 5 quarters  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%.  Yield scaled to range of 3% to 6% in the visual  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized interest income for quarterly periods.

Investor Presentation | Second Quarter 202516 $473 $446 $250 $159 $170 $247 $193 $114 $121 $146 $260 $161 $235 -$205 -$270 -$110 -$92 -$107 -$83 -$110 -$83 -$137 -$113 -$170 -$69 -$115 $33 $42 -$4 -$94 $36 $22 -$24 -$41 -$86 -$11 -$43 $35 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 Q3-2024 Q4-2024 Q1-2025 Q2-2025 Origination Payoffs Balance Change net of Originations and Payoffs Gross Production vs. Payoff  Outstanding Principal in Millions, excludes Credit Card balances Originations and net loan growth in 2022 were supportive of the positive mix shift in earning assets. Slower pace of originations commensurate with market rate changes, liquidity management, and NIM preservation. Pace of originations is gaining momentum following the reorganization of Wholesale Banking, with net loan growth and repricing driving improved portfolio yields

Investor Presentation | Second Quarter 202517 Gas Station 19% Light Industrial 18% Office 14% Retail 10% Warehouse 9% Other (17 Types) 30% CRE Owner Occupied by Collateral Type Diversified Loan Portfolio  Dollars in millions, Net Book Value at period end, excludes LHFS;  Auto & other includes Leases; Commercial & Industrial includes Municipality Loans. Retail 23% Office 19% Hotel/Motel 15% Light Industrial 9% Mixed Use - Retail 8% Other (23 Types) 26% CRE Non-Owner Occupied by Collateral Type

Investor Presentation | Second Quarter 202518 Office RE Collateral Graph circle size represent total loan Commitments in the Region; regional assignment based upon ZIP code of collateral California Office Secured by Region Regions by Collateral Code Regions by Occupancy Type

Investor Presentation | Second Quarter 202519 71% 60% 77% 62% 78% 77% 45% 52% 28% 38% 23% 38% 22% 20% 54% 41% 1% 2% 0% 0% 0% 3% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Mixed Use - Retail Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Collateral Values Distribution by LTV (1) LTV Range CRE Non-Owner Occupied by Collateral Type (1) LTV as of most recent origination or renewal date

Investor Presentation | Second Quarter 202520 $2,455 $2,261 $1,035 $1,005 $388 $344 $417 $521 $1,003 $959 $853 $887 $308 $287 $429 $410 $45 $65 $172 $148 $49 $69 $651 $669 $663 $686 $64 $67 $234 $307 $148 $177 $7 $8 2Q-2025 2Q-2024 2Q-2025 2Q-2024 2Q-2025 2Q-2024 2Q-2025 2Q-2024 2Q-2025 2Q-2024 2Q-2025 2Q-2024 2Q-2025 2Q-2024 2Q-2025 2Q-2024 2Q-2025 2Q-2024 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 20252024202320222021202020192018201720162015201420132012<2012 Private Balance (MM) Unfunded (MM) WA Rate Unfunded Loan Commitments HELOCs – by vintage, with weighted average rate (8.09% total WAR)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards 6.54% 8.48%8.60% 8.11% 7.74%7.95% 8.34%8.31%8.32%8.36%8.03%7.94%7.70%7.61%7.92% 2025 vintage reflects impact of HELOC promotional rate: 5.99% for 6 months

Investor Presentation | Second Quarter 202521 $124 $36 $58 $67 $11 $15 $26 $73 $168 $110 $109 $58 $41 $72 $54 $15 $195 $115 53% 25% 50% 62% 14% 21% 63% 27% 59% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Real Estate Healthcare Wholesale Trans and Warehouse Other (14 Categories) Agriculture Outstanding (mln) Unfunded (mln) $548 $581 $605 $575 $612 $698 $705 $668 $661 $588 $590 $562 $579 $612 $650 $637 $689 $727 $709 $736 $734 $802 $826 $709 $758 $769 47% 47% 49% 45% 46% 50% 49% 48% 45% 42% 45% 43% 43% 5.16% 6.18% 6.82% 7.31% 7.61% 7.87% 7.82% 7.88% 7.87% 7.58% 7.20% 7.18% 7.18% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2Q-2022 3Q-2022 4Q-2022 1Q-2023 2Q-2023 3Q-2023 4Q-2023 1Q-2024 2Q-2024 3Q-2024 4Q-2024 1Q-2025 2Q-2025 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR C&I and Ag Production Utilization • Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) C&I and Ag Production Utilization by NAICS Industry: 2Q-2025 Agriculture NAICS Segments Tree Nut Farming 34% Dairy 16% Post Harvest 9% Fruit & Tree Nut 9% Beef Cattle 9% Rice Farming 7% Other 16%

Investor Presentation | Second Quarter 202522 $945 $638 $565 $710 $636 $756 $268 8.08% 5.49% 4.33% 5.18% 5.49% 6.00% 5.97% 6.86% 6.80% 6.50% 6.73% 6.43% 6.60% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 06/30/2025  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate) as of 06/30/2025 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime $3,572MM Adjustable, predominantly benchmarked to 5 Year Treasury Loan Yield Composition: Adjustable and Floating Rate Fixed 35% Adjustable 51% Floating 14% 65% Adjustable + Floating

Investor Presentation | Second Quarter 202523 $3,421 $3,572$166 ($31) $17 3/31/2025 Originations Payoffs Draws 6/30/2025 $3,242 ($193) ($22) $3,572 $545 6/30/2024 Originations Payoffs Paydowns 6/30/2025 Adjustable Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of Draws on existing loans  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees 4.80% WAR Scaled to $3,200MM Scaled to $2,400MM 5.07% WAR Year-over-year change Quarter-over-quarter change 5.39% WAR 5.28% WAR 6.37% 6.04% 5.39% WAR 6.39% 5.70% 5.07% 5.28% 5.39% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% $3,100 $3,200 $3,300 $3,400 $3,500 $3,600 $3,700 Adj Rate Loans WAR

Investor Presentation | Second Quarter 202524 Fixed 35% Adjustable 51% Floating 14% $2,462MM total fixed 4.88% Wtd Avg Rate  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate, or WAR) as of 06/30/2025 and based upon outstanding principal Loan Yield Composition: Fixed Rate Loans $203 $384 $397 $839 $119 $119 $401 $10 $9 $7 $36 $23 $17 $370 5.12% 5.57% 5.33% 4.58% 4.21% 5.89% 4.19% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 0 - 1 Years 1 - 3 Years 3 - 5 Years 5 - 10 Years 10 - 15 Years 15 - 20 Years > 20 Years All Fixed SFR 1-4 All WAR

Investor Presentation | Second Quarter 202525 $2,516 $2,462 $43 ($72) ($25) 3/31/2025 Originations Payoffs Paydowns 6/30/2025 $2,597 $2,462 $164 ($162) ($137) 6/30/2024 Originations Payoffs Paydowns 6/30/2025 Fixed Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of draws on existing loans within period  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees Year-over-year change Quarter-over-quarter change Scaled to $2,300MM Scaled to $2,300MM 4.80% WAR 4.88% WAR 4.87% WAR 6.24% Includes principal amortization as well as transfers of loans out of construction 4.88% WAR 6.28% 5.70%7.06% 4.80% 4.87% 4.88% 4.50% 4.60% 4.70% 4.80% 4.90% 5.00% $2,300 $2,350 $2,400 $2,450 $2,500 $2,550 $2,600 $2,650 $2,700 Fixed Rate Loans WAR  Appetite for fixed rate loans faces headwinds as clients anticipate rate reductions in the near future

Investor Presentation | Second Quarter 202526 Allowance for Credit Losses Drivers of Change under CECL ($8,493) $2,945 $2,397 ($817) $128,423 $124,455 ACL 3/31/2025 Charge Offs & Recoveries Specific Reserve Changes Portfolio Growth/Mix Reserve Rate Changes ACL 6/30/2025 $110,000 $112,000 $114,000 $116,000 $118,000 $120,000 $122,000 $124,000 $126,000 $128,000 $130,000  Net of charge offs of previously specifically reserved loans  Excludes changes in specific reserves  Reduced reserve rates across RE secured portfolios  Reserve rates increased in Construction, C&I, and Ag portfolios  Gross charge-offs $8.595 million  Gross recoveries $0.102 million 1.88% of Total Loans 1.79% of Total Loans  $136MM loan growth in the quarter Scaled to reflect $110MM

Investor Presentation | Second Quarter 202527 Allowance for Credit Losses Allocation of Allowance by Segment

Investor Presentation | Second Quarter 202528 1.9%1.9%1.7%1.8%1.6% 1.1%1.6%1.6%1.6%1.5% 14.9%14.4%14.5%14.0% 13.3% Pass, 82.1% Pass, 82.1% Pass, 82.2%Pass, 82.6%Pass, 83.6% 0.0% 20.0% 2Q-20251Q-20254Q-20243Q-20242Q-2024 Watch Special Mention Substandard Risk Grade Migration Zero balance in Doubtful and Loss

Investor Presentation | Second Quarter 202529 0.40% 0.32% 0.35% 0.37% 0.35% 0.44% 0.48% 0.58% 0.67% 0.39% 0.48% 0.53% 0.53% 0.55% 0.57% 0.60% 0.63% 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 TCBK Peers 312% 389% 381% 363% 377% 297% 284% 234% 192% 22 4% 19 1% 18 9% 17 4% 16 7% 17 2% 16 4% 17 5% 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 TCBK Peers 0.04% 0.06% 0.10% 0.06% 0.14% 0.09% 0.07% 0.18% 0.13% 0.40% 0.44% 0.54% 0.46% 0.49% 0.49% 0.48% 0.58% 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2025 Q1 2025 Q2 TCBK Peers Asset Quality  Peer group consists of 99 closest peers in terms of asset size, range $6.2-13.4 Billion, source: BankRegData.com  Past due 30-89 accruing loans exclude non-accrual; NPAs as presented are net of guarantees; NPLs as presented are not adjusted for guarantees.  The Bank continues to actively and aggressively address potential credit issues with short resolution timelines.  Over the past two years, total non- performing assets, past due loans, and coverage ratio have remained better than peers. Non-Performing Assets as a % of Total Assets Coverage Ratio: ACL as % of Non-Performing LoansPast Due 30-89 as a % of Total Loans

Investor Presentation | Second Quarter 2025 Financials 3030

Investor Presentation | Second Quarter 202531 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | Second Quarter 202532 Net Interest Income (NII) and Margin (NIM)

Investor Presentation | Second Quarter 202533 1.43% 0.91% 1.43% 1.28% 1.19% 1.18% 1.11% 2019 2020 2021 2022 2023 2024 2025 1.94% 1.83% 1.91% 1.97% 1.87% 1.66% 1.68% 2019 2020 2021 2022 2023 2024 2025 59.7% 58.4% 53.2% 53.0% 55.8% 59.1% 59.7% 2019 2020 2021 2022 2023 2024 2025 4.47% 3.96% 3.58% 3.88% 3.96% 3.71% 3.81% 2019 2020 2021 2022 2023 2024 2025 Current Operating Metrics 2025 values through the three months ended 6/30/2025, annualized where applicable Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA

Investor Presentation | Second Quarter 202534 10.6% 9.3% 9.2% 7.6% 8.8% 9.7% 10.0% 2019 2020 2021 2022 2023 2024 2025 15.1% 15.2% 15.4% 14.2% 14.7% 15.7% 15.6% 2019 2020 2021 2022 2023 2024 2025 13.3% 12.9% 13.2% 11.7% 12.2% 13.2% 13.1% 2019 2020 2021 2022 2023 2024 2025 14.4% 14.0% 14.2% 12.4% 12.9% 14.0% 13.9% 2019 2020 2021 2022 2023 2024 2025 Well Capitalized Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio 2025 values through the three months ended 6/30/2025, annualized where applicable

Investor Presentation | Second Quarter 202535 Our Mission Tri Counties Bank exists for just one purpose: to improve the financial success and well-being of our shareholders, customers, communities and employees. Core Values Trust Respect Integrity Communication Opportunity Team Ethos We are one team, aligned, customer-focused and collaborative to achieve next-level performance.